UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

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                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date  of Report (Date of earliest event reported):  Oct. 31, 1996
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                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                    1-11533                   74-2123597
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(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
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 (Former name or former address, if changed since last report)


                            FORM 8-K

                    PARKWAY PROPERTIES, INC.



Item 5.   Other Events.

           On October 31, 1996, Parkway Houston, Inc. a wholly-owned subsidiary of Parkway Properties, Inc. ("Parkway") purchased the Tensor Building in Houston, Texas from a major property company. The Tensor Building is a three story office building with approximately 92,000 square feet of rentable area located in the Westchase Development in west Houston. The building is currently 100% leased with one tenant occupying approximately 97% of the building under leases expiring in December 2001. The purchase price of $2,820,000 was funded with existing cash reserves.



                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       January 9, 1997

                                        PARKWAY PROPERTIES, INC.



                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Secretary